CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our reports, dated February 10, 2003, in Post-Effective Amendment Number 27 to the Registration Statement (Form N-1A No. 33-84546) of Pioneer Variable Contracts Trust.





                                                              ERNST & YOUNG LLP


Boston, Massachusetts
April 28, 2003